UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 15, 2009

CHINA MEDIAEXPRESS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33746	20-8951489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2805, Central Plaza, Wanchai Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   +852 2827 6100

TM ENTERTAINMENT AND MEDIA, INC.
307 East 87th Street, New York, NY 10128
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On October 15, 2009, pursuant to the terms of a Share Exchange Agreement, dated as of May 1, 2009, as amended on September 30, 2009 (“Share Exchange Agreement”), TM Entertainment and Media, Inc. (“TM”) acquired all of the issued and outstanding capital stock of Hong Kong Mandefu Holding Limited (“CME”) and as a result, CME became a direct wholly-owned subsidiary of TM (the “Transaction”).

CME, through contractual arrangements with Fujian Fenzhong, an entity majority owned by CME’S former majority shareholder, operates the largest television advertising network on inter-city express buses in China.  While CME has no direct equity ownership in Fujian Fenzhong, through the contractual agreements CME receives the economic benefits of Fujian Fenzhong’s operations.

Pursuant to the Share Exchange Agreement, TM purchased 100% of the outstanding equity of CME and issued 20.915 million newly issued shares of common stock and paid $10.0 million in three year, no interest promissory notes.  In addition, the former shareholders of CME may earn up to an additional 15.0 million shares of common stock subject to the achievement of the following net income targets for 2009, 2010 and 2011:

Year	Net Income (RMB)	Net Income (US$)(1)	Shares

2009	287.0 million	$42.0 million	1.0 million
2010	570.0 million	$83.5 million	7.0 million
2011(2)	889.0 million	$130.2 million	7.0 million

(1)	Based on current exchange rate of 6.83 RMB/US$.

(2)
If CME’s adjusted net income for 2009, 2010 or 2011 does not equal or exceed the targeted net income threshold for such fiscal year, the earn-out shares in respect of such fiscal year will not be issued; provided, however, that if CME’s adjusted net income in the fiscal year immediately succeeding such non-achieving fiscal year exceeds the sum of (i) the targeted net income threshold for such immediately succeeding fiscal year (which, for the fiscal year ending December 31, 2012, the targeted net income threshold shall be RMB1,155,700,000 ($169.2 million)) and (ii) the shortfall amount for the non-achieving fiscal year, then the earn-out shares in respect of such non-achieving fiscal year will be issued.

In connection with the approval of the Transaction at the October 15, 2009 Special Meeting of Stockholders of TM, the stockholders of TM also approved (i) an amendment to TM’s Amended and Restated Certificate of Incorporation to remove the prohibition on the consummation of a Business Combination (as defined therein) if holders of an aggregate of 30% or more in interest of the shares of TM’s common stock issued in its initial public offering (“IPO Shares”) exercise their conversion rights, (ii) to amend TM’s Amended and Restated Certificate of Incorporation to remove the requirement that only holders of the IPO Shares who vote against the Transaction (as defined below) may convert their IPO Shares into cash; (iii)  to amend TM’s Amended and Restated Certificate of Incorporation to change TM’s corporate name to “China MediaExpress Holdings, Inc.,” delete certain provisions that related to TM as a blank check company and create perpetual existence; (iv) to amend TM’s Amended and Restated Certificate of Incorporation to increase the number of shares authorized for issuance; and (v) to elect six persons to CME’s board of directors to serve for the respective term of office of the class to which the nominee is elected and until their successors are duly elected and qualified.  Proxies relating to such Special Meeting of Stockholders were solicited pursuant to TM’s Definitive Proxy Statement on Schedule 14A dated October 2, 2009 (the “TM Definitive Proxy”), portions of which are incorporated herein by reference as more fully described below.

BUSINESS

The business of CME is described in the TM Definitive Proxy, in the section entitled “Information about Hong Kong Mandefu Holding Limited (“CME”)” beginning on page 107, which is incorporated herein by reference.

RISK FACTORS

The risks associated with CME’s business are described in TM’s Definitive Proxy in the section entitled “Risk Factors” under the subheadings “Risks Relating to Doing Business in China” beginning on page 26, “Risks Relating to CME” beginning on page 29 and Risks Relating to CME’s Corporate Structure” beginning on page 42, each of which is incorporated herein by reference.

FINANCIAL INFORMATION

The financial information of CME is included in the TM Definitive Proxy, in the sections entitled “Selected Consolidated Financial and Operating Data of CME,” beginning on page 133, “CME Management’s Discussion and Analysis of Financial Condition and Results of Operations of CME,” beginning on page 135 and under the heading “Index to Financial Statements – Hong Kong Mandefu Holding Limited” beginning on page F-28, each of which are incorporated herein by reference.  In addition, the pro forma effects of the Transaction are reflected in the “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 158, which is incorporated herein by reference.

PROPERTIES

The CME facilities are described in the TM Definitive Proxy in the section entitled “Information about CME – Facilities,” beginning on page 125, which is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The beneficial ownership of the common stock of CME immediately after the consummation of the Transaction is described in the TM Definitive Proxy in the section entitled “The Transaction Proposal – Post-Closing Ownership of TM Common Stock” on page 81 and “Beneficial Ownership of TM Securities” beginning on page 186, each of which is incorporated herein by reference.  In connection with the closing of the Transaction, the holders of 9,602,587 shares purchased in TM’s initial public offering elected to convert their shares into funds held in TM’s trust account, resulting in the 13,266,684 shares held by Mr. Zheng Cheng representing approximately 55.5%, the 6,095,085 shares held by Thousand Space Holding Limited representing approximately 25.5% and the 2,303,231 shares held by Bright Elite Management Limited representing approximately 9.6%, respectively, of the outstanding shares of common stock of CME.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company immediately after the consummation of the Transaction are described in the TM Definitive Proxy in the section entitled “Management -- Directors, Management and Key Employees Following the Transaction,” beginning on page 177, which is incorporated herein by reference.

EXECUTIVE COMPENSATION

The executive compensation of the CME executive officers and directors is described in the TM Definitive Proxy in the section entitled “Compensation Discussion and Analysis,” beginning on page 183, which is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The description of certain relationships and related transactions of CME are described in footnote 11 to the CME audited financial statements contained in the TM Definitive Proxy beginning on page F-43, which is incorporated herein by reference.

LEGAL PROCEEDINGS

The legal proceedings of CME are described in the TM Definitive Proxy in the section entitled “Information about Hong Kong Mandefu Holding Limited (“CME”) – Legal and Administrative Proceedings,” on page 125, and “Information about TM Entertainment and Media, Inc. – Legal Proceedings” on page 168, each of which is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Information about the market price, number of stockholders of record and dividends is described in the TM Definitive Proxy in the section entitled “Price Range of Securities and Dividends” on Page 60, which is incorporated herein by reference.

The closing price per share of CME’s common stock, warrants and units on NYSE Amex on October 19, 2009 was $8.05, $2.40 and $10.00, respectively.

RECENT SALES OF UNREGISTERED SECURITIES

In connection with the consummation of the Transaction, the former stockholders of CME were issued an aggregate of 20,915,000 shares of common stock and a finder was issued 100,000 shares of common stock.  The shares of common stock issued to the CME stockholders and such finder were not registered under the Securities Act of 1933, as amended (“Securities Act”) in reliance upon the exemption from the registration requirements provided in Section 4(2) of the Securities Act.  In addition, TM issued promissory notes to such former stockholders in aggregate principal amount of $10 million.  The description of such issuance is contained in the TM Definitive Proxy in the sections entitled “The Transaction Proposal” beginning on Page 67 and “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 158, each of which is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES

The description of CME’s units, common stock, warrants and other securities are described in the final prospectus relating to TM’s initial public offering dated October 17, 2007 filed pursuant to Rule 424(b)(4), in the section entitled “Description of Securities” beginning on page 53 and in the TM Definitive Proxy in the section entitled “Description of TM Common Stock and Other TM Securities,” beginning on page 188, each of which is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

CME’s Amended and Restated Certificate of Incorporation provides that all directors, officers, employees and agents of the company are entitled to be indemnified by the company to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.   The description of the indemnification provisions are set forth in Part II of TM’s Registration Statement in Amendment No. 4 to Form S-1 (No. 333-143856), dated October 12, 2007, in Item 14. Indemnification of Directors and Officers”, beginning on page II-1 is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The Financial Statements and Exhibits are incorporated by reference from Item 9.01 of this Form 8-K.

FINANCIAL STATEMENTS AND EXHIBITS

The Financial Statements and Exhibits are incorporated by reference from Item 9.01 of this Form 8-K.

Item 2.02    Results of Operations and Financial Condition.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning “Financial Information.”

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure described in the TM Definitive Proxy in the section entitled “The Transaction Proposal” beginning on Page 67, which is incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning “Recent Sales of Unregistered Securities.”

Item 4.01    Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

In connection with the closing of the Transaction, Eisner LLP (“Eisner”) was replaced as TM’s independent registered public accounting firm. The reports of Eisner on TM’s financial statements for the year ended December 31, 2008 and the period ended December 31, 2007 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except with respect to the TM’s ability to continue as a going concern as described therein.  During TM’s period ended December 31, 2007, the year ended December 31, 2008 and through June 30, 2009, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner would have caused it to make reference to the subject matter of such disagreements in its report on TM’s financial statements for such periods. Also, there were no reportable events described under Item 304(a)(1)(iv) of Regulation S-K for the period from May 1, 2007 through December 31, 2008 or through the date of this report. CME has requested that Eisner furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by it herein, and such letter is included in this Current Report on Form 8-K.  The replacement was not specifically considered by the Board of Directors of TM.

AJ Robbins PC (“AJR”) is being retained as the new independent registered public accounting firm. During the period from January 1, 2007 through December 31, 2008, and through the date of this Current Report on Form 8-K, TM did not consult with AJR regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K although CME did consult with AJR during that time regarding such matters.

Item 5.01   Changes in Control of Registrant.

Reference is made to the disclosure described in the TM Definitive Proxy in the section entitled “Description of TM Common Stock and Other TM Securities,” beginning on page 188, which disclosure is incorporated herein by reference, as well as the additional disclosures set forth in this report.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning “Directors and Executive Officers” and “Executive Compensation.”

Item 5.06    Change in Shell Company Status

The material terms of the transaction by which TM acquired CME as its wholly-owned subsidiary are described in the TM Definitive Proxy in the section entitled “The Transaction Proposal,” beginning on page 67 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

The financial information of CME is included in the TM Definitive Proxy, in the sections entitled “Selected Consolidated Financial and Operating Data of CME,” beginning on page 133, “CME Management’s Discussion and Analysis of Financial Condition and Results of Operations of CME,” beginning on page 135 and under the heading “Index to Financial Statements – Hong Kong Mandefu Holding Limited” beginning on page F-28, each of which are incorporated herein by reference.  In addition, the pro forma effects of the Transaction are reflected in the “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 158, which is incorporated herein by reference, subject to the number of actual share conversions effected being approximately 94%, resulting in 9,602,587 shares purchased in TM’s initial public offering being converted into approximately $76 million held in TM’s trust account.

Exhibit No.	Description

16.1	Letter of Eisner LLP dated October 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDIAEXPRESS HOLDINGS, INC.

Date: October 21, 2009	By:	/s/ Zheng Cheng
Name: Zheng Cheng
Title: Chief Executive Officer